SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                          Date of Report: May 20, 2005
                        (Date of earliest event reported)

                                MIND2MARKET, INC.
             (Exact name of registrant as specified in its charter)

         Colorado                         000-28711            84-136134
(State or other jurisdiction of     (Commission File No.)    (IRS Employer
       incorporation)                                       Identification No.)


                                7609 Ralston Road
                                Arvada, CO 80002
                    (Address of Principal Executive Offices)

                                 (303) 422-8127
               (Registrant's telephone number including area code)

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      This Form 8-K/A amends and restates the Form 8-K filed by Mind2Market, Inc. on May 26, 2005 to correct information included in Items 1.01, 5.01 and 5.02.

Item 1.01 Entry into a Material Definitive Agreement

      On May 20, 2005, Mind2Market, Inc. (the "Company," "we," "us," or "our") entered into a Stock Purchase and Loan Agreement (the "Purchase Agreement") with M2M Acquisition, LLC, an Illinois limited liability company ("M2M"). Pursuant to the terms of the Purchase Agreement, on May 20, 2005: (1) we issued 15,200,000 shares of our Common Stock (the "Shares") to M2M, representing approximately 95% of our outstanding shares of Common Stock; and (2) M2M paid us $450,000 in cash, of which $15,200 represents the purchase price of the Shares and $434,800 is a loan to us (the "Loan"). The Loan is evidenced by a promissory note that matures in a single installment on August 13, 2005 and bears interest at a rate equal to the lesser of the maximum legally permitted rate or the rate of 18% per annum, plus a charge of approximately $1,500. Following an event of default under the note, the note bears interest at a rate 21% per annum. (See Item 2.03 of this Current Report for additional information regarding the Loan). The Purchase Agreement further requires us to reimburse M2M's legal and other costs and fees associated with the transaction. Our board of directors intends to seek additional capital to enable us to repay the Loan.

      M2M funded the acquisition of the Shares and the Loan with proceeds of a loan from a private investor, Mr. Louis L. Orenstein (the "Lender"). This loan (the "M2M Loan") is evidenced by a promissory note having a principal amount of $450,000 that matures in a single installment on August 13, 2005 and bears interest at a rate of 18% per annum. Following an event of default under the note, the note bears interest at a rate of 21% per annum. The M2M Loan also requires that M2M distribute 100,000 Shares to the Lender. M2M intends to repay the M2M Loan with payments made on the Loan and a $15,200 capital contribution from M2M's members. The M2M Loan is secured by a pledge of the Shares.

      Immediately following the acquisition of the Shares, M2M transferred 100,000 Shares to the Lender as consideration for the M2M Loan and distributed the remainder of the Shares (15,100,000 Shares) to its members on a pro rata basis based upon each member's ownership interest in M2M. Following the transfer and distribution, the Shares are owned by the Lender, Grander, LLC, an Illinois limited liability company, DJS Investments II, LLC, an Illinois limited liability company, and the Roberti Jacobs Family Trust U/A/D 11/11/99. See Item
5.01 of this Current Report (below) for information regarding the amount of shares owned by each member.

      In connection with the change in control of the Company, we will also change our business plan. Prior to the change in control, we had been involved in business endeavors such as internet advertising, marketing, and promotion and had not realized material revenues from our planned operations. In connection with the change in control, our board of directors desires to pursue business endeavors related to fitness centers, physical therapy centers and other health-related businesses. Accordingly, our board intends to seek additional capital to enable us to fund the purchase of one or more businesses with a particular focus on fitness centers, physical therapy centers and other health-related businesses. The Company does not intend to pursue businesses whose primary activity relates to internet marketing or advertising.

      Additionally, in connection with the Purchase Agreement, M2M acquired from certain of our stockholders options entitling M2M to purchase up to 340,996 additional shares of our Common Stock. The options are exercisable as follows:
(1) 120,249 shares may be purchased on or before August 10, 2005 at a price of $5.00 per share; (2) 80,249 shares may be purchased on or before November 8, 2005 at a price of $5.00 per share; (3) 80,249 shares may be purchased on or before February 6, 2006 at a price of $7.00 per share; and (4) 60,249 shares may be purchased on or before May 12, 2006 at a price of $10.00 per share.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

      Pursuant to the Purchase Agreement (described above under Item 1.01 of this Current Report), on May 20, 2005, M2M made a loan to us of $434,800. The Loan is evidenced by a promissory note in the principal amount of $434,800. The Loan matures in a single installment on August 13, 2005 and bears interest at a rate equal to the lesser of the maximum legally permitted rate or the rate of 18% per annum, plus a charge of approximately $1,500. The note is prepayable at any time, in whole or in part, without premium or penalty. An event of default may be declared under the note if any one of the following occurs:

      (i) any payment due under the note is not paid within ten (10) days after the date payment is due;

      (ii) we fail to perform or observe any other obligation at the time and in the manner required by the note;

      (iii) we shall: (a) generally not be paying our debts as they become due;
(b) file, or consent, by answer or otherwise, to the filing against us of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or insolvency under the laws of any jurisdiction; (c) make an assignment for the benefit of creditors; (d) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for us or for any substantial part of our property; (e) be adjudicated insolvent; or (f) take action for the purposes of any of the foregoing;

      (iv) if any court of competent jurisdiction shall enter an order appointing, without our consent, a custodian, receiver, trustee or other officer with similar powers with respect to us or with respect to any substantial part of our property, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding up or liquidation of our property, or if any petition for any such relief shall be filed against us and such petition shall not be dismissed within thirty (30) days; or

      (v) if we shall sell, transfer or otherwise dispose of all or substantially all of our assets or property or if shares representing greater than two-thirds of our voting control are sold or transferred in one transaction or a series of transactions.

Upon the occurrence of an event of default, M2M may, upon providing written notice, declare all amounts due and owing under the note immediately payable. Additionally, upon the occurrence of an event of default under the note, the note bears interest at a rate of 21% per annum.


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

Item 3.02 Unregistered Sales of Equity Securities

      Pursuant to the Purchase Agreement (described above under Item 1.01 of this Current Report), on May 20, 2005, we issued 15,200,000 shares of our Common Stock, $0.0001 par value per share, to M2M in exchange for a cash payment of $15,200 and a Loan in the principal amount of $434,800. (The terms of the Loan are described above under Item 1.01). The sale of the Shares to M2M was made in reliance upon the exemptions from registration provided under Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder. The issuance of the Shares did not involve any public offering; we obtained representations from M2M (and its members) regarding its investment intent, experience and sophistication; M2M either received or had access to adequate information about us in order to make an informed investment decision; we believe that M2M and its members are each an "accredited investor" as that term is defined under Rule 501(a) of Regulation D; and no advertising or general solicitation was made in connection with the sale of the shares.

Item 5.01 Changes in Control of Registrant

      As described in Item 1.01 above, on May 20, 2005, a change in control of the Company occurred as a result of our sale of the Shares (representing approximately 95% of our outstanding shares of Common Stock) to M2M pursuant to the Purchase Agreement. Under the Purchase Agreement, on May 20, 2005, we issued the Shares to M2M for a purchase price of $15,200. Additionally, M2M made a loan to us in the amount of $434,800. (The terms of the Loan are described above under Items 1.01 and 2.03 of this Current Report.)

      M2M funded the purchase of the Shares and the Loan with proceeds of a loan from a private investor, Mr. Louis L. Orenstein (the "Lender"). This loan (the "M2M Loan") is evidenced by a promissory note having a principal amount of $450,000 that matures in a single installment on August 13, 2005 and bears interest at a rate of 18% per annum. The M2M Loan also requires that M2M distribute 100,000 Shares to the Lender. M2M intends to repay the M2M Loan with payments made on the Loan and a $15,200 capital contribution from M2M's members. The M2M Loan is secured by a pledge of the Shares.

      Immediately following the acquisition of the Shares, M2M transferred 100,000 Shares to the Lender as consideration for the M2M Loan and distributed the remainder of the Shares (15,100,000 Shares) to its members on a pro rata basis based upon each member's ownership interest in M2M. Following the transfer and distribution, the Shares are owned by the Lender, Grander, LLC, an Illinois limited liability company, DJS Investments II, LLC, an Illinois limited liability company, and the Roberti Jacobs Family Trust U/A/D 11/11/99.

      Additionally, in connection with the Purchase Agreement, M2M acquired from certain of our stockholders options entitling M2M to purchase up to 340,996 additional shares of our Common Stock. The options are exercisable as follows:
(1) 120,249 shares may be purchased on or before August 10, 2005 at a price of $5.00 per share; (2) 80,249 shares may be purchased on or before November 8, 2005 at a price of $5.00 per share; (3) 80,249 shares may be purchased on or before February 6, 2006 at a price of $7.00 per share; and (4) 60,249 shares may be purchased on or before May 12, 2006 at a price of $10.00 per share.

      The following table sets forth beneficial ownership of the Company's common stock as of May 20, 2005 by: (i) each director and executive officer of the Company (including options, warrants or other rights exercisable within 60 days); (ii) all officers and executive officers, as a group, and (iii) all persons known by the Company to own more than 5% of the Company's Common Stock. The table shows beneficial ownership after giving effect to the sale of the Shares and M2M's distribution of the Shares to its members and to the Lender. Except as otherwise indicated, each stockholder named in the table has sole voting and investment power with respect to the shares beneficially owned. On May 20, 2005, there were 15,985,305 shares of common stock outstanding.

                                                                 NUMBER OF SHARES           PERCENT OF OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                          (POST SALE OF SHARES)          (POST SALE OF SHARES)
------------------------------------                          ---------------------          ---------------------
James Clark, Director                                                 62,000                          (1)
7609 Ralston Road
Arvada, CO 80002

Wesley Whiting, Director(2)                                           5,000                           (1)
10200 W. 44th Ave., #210E
Wheat Ridge, CO 80033

Lee Wiskowski, Director, Secretary and Treasurer(3), (4)            3,172,246                        19.8%
875 N. Michigan Ave., Suite 3335
Chicago, IL 60611

Douglas Stukel, Director and President(3), (5)                      2,831,250                        17.7%
875 N. Michigan Ave., Suite 3335
Chicago, IL 60611

Roberti Jacobs Family Trust U/A/D 11/11/99((3)), (6)                9,437,500                        59.0%
31 N. Suffolk Lane
Lake Forest, IL 60045

All executive officers and directors, as a group (4                 6,070,496                        37.9%
persons)

------------------------------------------------------------
(1) Ownership percentage is less than 1%.
(2) Mr. Whiting beneficially owns the 5,000 shares reported in the above table through his ownership interest in Argo Science, Inc. Argo Science, Inc. owns a total of 7,000 shares, Mr. Whiting, however, disclaims beneficial ownership of 2,000 shares.
(3) Immediately following the purchase of the Shares, the 15,200,000 Shares purchased by M2M Acquisition, LLC were distributed as follows: (a) 100,000 shares to the Lender of the M2M Loan and (b) the remainder of the Shares to M2M's members on a pro rata basis based upon each member's percentage ownership of M2M.
(4) Of the 3,172,246 shares reported in the chart above, 2,831,250 shares are owned directly by Grander, LLC, an Illinois limited liability company, of which Mr. Wiskowski is the sole member, and 340,996 shares represent shares that may be acquired upon the exercise of options that are owned directly by M2M Acquisition, LLC, of which Mr. Wiskowski is the manager and Grander, LLC is a member. The options may be exercised by M2M as follows: (1) 120,249 shares may be purchased on or before August 10, 2005 at a price of $5.00 per share; (2) 80,249 shares may be purchased on or before November 8, 2005 at a price of $5.00 per share; (3) 80,249 shares may be purchased on or before February 6, 2006 at a price of $7.00 per share; and (4) 60,249 shares may be purchased on or before May 12, 2006 at a price of $10.00 per share. Each of Mr. Wiskowski and Grander, LLC disclaims beneficial ownership of the options (and shares underlying the options) except to the extent of their pecuniary interest therein. The 2,831,250 shares are pledged as security for the M2M Loan.
(5) These shares are owned directly by DJS Investments II, LLC, an Illinois limited liability company, of which Mr. Stukel is the sole member. These shares are pledged as security for the M2M Loan.
(6) These shares are pledged as security for the M2M Loan.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      One of the conditions for closing of the Purchase Agreement was that our board be comprised of a majority of directors appointed by M2M. As such, effective May 20, 2005, Mr. Redgie Green resigned as a director. Concurrently, the size of our board was increased from three to four members and each of Lee Wiskowski and Douglas Stukel were appointed to fill the vacancy and newly-created directorship. Our board now consists of four members: Lee Wiskowski, Douglas Stukel, and our two incumbent directors, Wesley Whiting and James Clark. It is contemplated that ten days after we file a Schedule 14f-1 with the SEC and mail it to our stockholders of record, Messrs. Whiting and Clark will resign from the board and there will be two vacancies. The Schedule 14f-1 is expected to be filed with the SEC and mailed to our stockholders on or about May 26, 2005.

      Additionally, on May 20, 2005, Mr. James Clark resigned from his position as our Chief Executive Officer and Mr. Redgie Green resigned from his position as our Secretary and Treasurer. Effective the same day, Mr. Douglas Stukel was appointed to serve as our President and Mr. Lee Wiskowski was appointed to serve as our Secretary and Treasurer.

      Below is a summary of the business experience of Messrs. Stukel and
Wiskowski:

      Douglas Stukel, President and Director, age 35. On May 20, 2005, Mr. Stukel was appointed to serve as our President and as a member of our board of directors. Mr. Stukel also serves as a director of Capital Growth Systems, Inc. ("CGS") and as the co-chief executive officer of CGS. Mr. Stukel, together with Mr. Wiskowski, led the investor group which purchased the majority stake in CGS, and subsequently raised substantial capital to fund working capital requirements in connection with CGS' acquisitions of Nexvu Technologies, LLC and Frontrunner Network Systems, Inc. Nexvu has developed an advanced set of software tools in the application performance management services industry. Frontrunner is a complementary telephone systems integrator, with expertise in installation, sales and management of systems through its network operating center. In addition, Mr. Stukel is a co-founder of Premier Holdings of Illinois, LLC, a distributor of medical supplies based in Joliet, Illinois. Mr. Stukel served as the president of Cendant Home Funding, a residential mortgage company based in Joliet, Illinois, from 1997 until 2001. Mr. Stukel is also a co-founder of Momentum Capital, LLC, a privately held firm providing financial advisory services in connection with mergers and acquisitions and analysis as to strategic alternatives. As a co-founder of Momentum Capital, LLC, Mr. Stukel's responsibilities are related to the location of potential clients, the negotiation of agreements with those clients and the provision of advisory services related to the clients.

      Lee Wiskowski, Secretary, Treasurer and Director, age 38. On May 20, 2005, Mr. Wiskowski was appointed to serve as our Secretary and Treasurer and as a member of our board of directors. Mr. Wiskowski also serves as a director of Capital Growth Systems, Inc. ("CGS") and as a co-chief executive officer of CGS. In 1994, Mr. Wiskowski was the co-founder of Madison Securities (40-person team) and early in 1999 was a co-founder of Advanced Equities, Inc. (50-person team), both NASD licensed broker-dealers focusing on emerging growth companies. During his tenure with these two companies, Mr. Wiskowski had significant responsibility in the companies' raising of capital for private and public placements, primarily of high technology companies. Mr. Wiskowski sold his interest to the other principals of Advanced Equities approximately five years ago. Since December 2002, Mr. Wiskowski has been engaged in the business of providing financial and advisory services to emerging growth companies through Grander, LLC and Momentum Capital, LLC, both privately held advisory and consulting firms. As the sole owner of Grander, LLC and co-founder of Momentum Capital, LLC, Mr. Wiskowski's responsibilities are related to the location of potential clients, the negotiation of agreements with those clients and the provision of advisory services related to the clients.

      There are no family relationships among the current executive officers and directors. We have not entered into employment agreements with our new executive officers but we expect to do so in the future. Upon entry into such agreements, we will file a Form 8-K describing the material terms of the agreements.

      As previously described under Items 1.01 and 2.03 of this Current Report, M2M made the Loan to us. Both Grander, LLC and DJS Investments II, LLC are members of M2M. Mr. Wiskowski, our Treasurer, Secretary and a member of our board of directors, is the sole member of Grander LLC and is the manager of M2M. Also, Mr. Stukel, our President and a member of our board of directors, is the sole member of DJS Investments II, LLC.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      At the Company's annual meeting of stockholders held on October 20, 2004, the Company's stockholders authorized the board of directors to amend the Company's Articles of Incorporation to change the name of the Company to a new name at the discretion of the board. At a meeting of the board held on May 25, 2005, the board of directors approved an amendment to the Articles of Incorporation to change the name of the Company from "Mind2Market, Inc." to "Health Partnership Inc." The amendment will become effective upon the Company's filing of Articles of Amendment with the Colorado Secretary of State.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 26, 2005

                                        MIND2MARKET, INC.

                                        By:  /s/ Douglas Stukel
                                             ------------------
                                        Its: President


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